EXPLANATORY NOTE

The purpose of this filing is to file risk/return summary information for the Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund, Asia Great Consumer Fund and Global Great Consumer Fund, each a separate series of Mirae Asset Discovery Funds, in interactive format.